UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2026
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Connect Biopharma Holdings Limited
(Exact name of Registrant as Specified in Its Charter)
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Cayman Islands	001-40212	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3580 Carmel Mountain Road, Suite 200
	San Diego, California	92130
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (877) 245-2787
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.000174 per Share	CNTB	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Press Release.
On September 30, 2026, Connect Biopharma Holdings Limited (the “Company”) issued a press release announcing topline results from its global phase 2 study evaluating rademikibart, the Company’s next-generation, potentially best-in-class anti-interleukin-4-receptor alpha antibody as an add-on treatment for acute exacerbations in adult participants with chronic obstructive pulmonary disease (“COPD”) and type 2 inflammation (the “COPD Study”). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Corporate Presentation.
A copy of presentation materials related to the COPD Study, all or a part of which may be used by the Company in investor or scientific presentations from time to time, is furnished herewith as Exhibit 99.2 (the “Corporate Presentation”). The Company does not undertake any obligation to update the Corporate Presentation.
The information in this Item 7.01, including in Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On September 30, 2026, the Company announced topline results for the COPD Study.
The COPD Study is a randomized, double-blind, placebo-controlled study evaluating the safety and efficacy of rademikibart as an adjunct to standard of care for acute exacerbations in participants with COPD and type 2 inflammation. The study enrolled 159 participants globally with an eosinophil count of ≥300 cells/μL who have experienced an acute COPD exacerbation. Participants were randomized 1:1 to receive either a single dose of rademikibart or placebo, administered subcutaneously in addition to standard of care. The primary endpoint was treatment failure, defined as death due to any cause, (re)admission to a hospital for COPD, emergency department (re)visit or unscheduled medical visit for worsening of COPD symptoms, or the necessity to intensify pharmacologic treatment within 28 days after randomization. Secondary endpoints included post-bronchodilator (“post-BD”) forced expiratory volume in one second (“FEV1”) at Week 1 (key secondary), rate and time to new moderate and severe COPD exacerbations, change-from-baseline in clinical respiratory symptoms of COPD, post-BD FEV1 at other timepoints, and incidence of adverse events for 8 weeks after dosing.
Key topline results include:
•Rademikibart significantly reduced the rate of treatment failure by 81% through Week 4 compared to placebo (p=0.0122)
•Rademikibart significantly reduced the rate of new moderate to severe COPD exacerbations by 85% through Week 4 compared to placebo (p=0.030)
•Rademikibart significantly reduced new visits to emergency departments and hospital admissions for new exacerbations by 100% through Week 4 compared to placebo (p=0.0137)
•Rademikibart significantly reduced the use of rescue inhalers from Week 2 through Week 7 and significantly improved COPD symptoms at Week 2 compared to placebo (Total Score, p=0.0197)
•Clinically meaningful 70 mL greater improvement in FEV1 at Week 4 with rademikibart compared to placebo (p=0.1607)
•Rademikibart was well tolerated and no new safety signals were observed through the end of the study. The safety profile was comparable to placebo, with a lower incidence of adverse events and serious adverse events reported in the rademikibart arm compared to the placebo arm.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated September 30, 2026
99.2	Corporate Presentation, dated September 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
The Company cautions you that statements contained in this Current Report on Form 8-K, including in the exhibits furnished herewith, regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to, statements regarding: our future financial and operating results and related expectations, business strategy and plans, prospective products (as well as their potential to achieve a differentiated, competitive, or favorable benefit or profile or trend, including on safety, tolerability, improvement, maintenance, clinical response, dosing, efficacy and/or convenience), statements regarding the timing or results of any interim analysis or interim, topline or preliminary data and whether such analysis or data is indicative of safety, efficacy, final trial results or likelihood of regulatory approval for our product candidates, planned or expected meetings with the U.S. Food and Drug Administration (“FDA”) or any other regulatory authorities, planned or expected product approval applications or approvals, anticipated milestones and milestone payments, expected data readouts and enrollments and the timing thereof, research and development plans and costs including expectations for future clinical studies, potential future partnerships, expectations about existing partnerships, timing and likelihood of success, objectives of management for future operations, future results of anticipated product development efforts, adequacy of existing cash and potential partnership funding to fund operations and capital expenditure requirements, anticipated patient populations, market opportunities and potential pricing strategies for our prospective products, if approved, our plans for rademikibart, including potential indications, as well as statements regarding industry trends. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in the Company’s business and beyond its control, including, without limitation: the ability of our clinical trials to demonstrate safety and efficacy of our product candidates and other positive results; whether we will need expanded or additional trials in order to obtain regulatory approval for our product candidates; the timing and outcome of any meetings with the FDA or other regulatory authorities regarding further development of our product candidates, including with respect to a potential Phase 3 program for rademikibart; our ability to obtain and maintain regulatory approval of our product candidates; existing regulations and regulatory developments in the U.S., the People’s Republic of China, Europe and other jurisdictions; our plans and ability to obtain, maintain, protect and enforce our intellectual property rights and our proprietary technologies, including extensions of existing patent terms where available; our continued reliance on third parties to conduct additional clinical trials of our product candidates, and for the manufacture of our product candidates for preclinical studies and clinical trials; the degree of market acceptance of our product candidates, if approved, by physicians, patients, healthcare payors and others in the medical community; the impact on our business of adverse global macroeconomic and geopolitical conditions, including high interest rates, the inflationary environment, recessionary fears, foreign exchange rate volatility, instability in financial institutions, government shutdowns, changes in monetary policy, changes in trade policies, including tariffs and other trade restrictions or the threat of such actions, and rising geopolitical instability, including the conflicts in the Middle East and the related volatility in the price of oil and other commodity prices; and other risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECT BIOPHARMA HOLDINGS LIMITED

Date:	September 30, 2026	By:	/s/ David Szekeres
		Name:	David Szekeres
		Title:	President